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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 19, 2012

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2012, the Board of Directors of Gleacher & Company, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws to provide that directors of the Company shall be elected by a majority of affirmative votes cast at a meeting of stockholders. The summary of the amendment is qualified in its entirety by reference to the full text of the amendment filed as Exhibit 3.1 to this Form 8-K, and which is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On April 19, 2012, in connection with its annual review of its policies and Board Committee charters, the Board of Directors of the Company approved amendments to the Company’s Corporate Governance Guidelines (the “Guidelines”). The Guidelines, as amended by the Board of Directors, are available on the Company’s website at www.gleacher.com under the heading “Investor Relations — Corporate Governance.”

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

3.1 — Bylaw Amendment of Gleacher & Company, Inc., dated April 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

	By:	/s/ Thomas J. Hughes
	Name:	Thomas J. Hughes
	Title:	Chief Executive Officer

Dated: April 25, 2012